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                             SEI DAILY INCOME TRUST

                          Supplement Dated May 2, 2002
                      to the Prospectus Dated May 31, 2001

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

The Prospectus is hereby amended and supplemented with respect to the Government Fund of SEI Daily Income Trust to add the following disclosure under the section entitled "Risk/Return Information Common to the Funds" after the first paragraph on page 1:

The Government Fund invests only in securities that are eligible investments for federally chartered credit unions pursuant to the Federal Credit Union Act and rules and regulations of the National Credit Union Administration and as such is intended to qualify as an eligible investment for federally chartered credit unions.

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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE